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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

           DATE OF REPORT (EARLIEST EVENT REPORTED) NOVEMBER 14, 2002

                ------------------------------------------------

                           ORIENT-EXPRESS HOTELS LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     BERMUDA
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

            1-16017                                   98-0223493
    ------------------------                 ----------------------------
    (Commission File Number)               (IRS Employer Identification No.)

                                 41 CEDAR AVENUE
                                P.O. BOX HM 1179
                             HAMILTON HMEX, BERMUDA
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  441-295-2244
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
             ------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

       Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-67268) filed with the Securities and Exchange Commission on August 10, 2001 and Amendment No. 1 to such Registration Statement filed with the Securities and Exchange Commission on August 17, 2001 (the "Registration Statement"), pursuant to which the Registrant registered 5,000,000 shares of its Class A Common Shares.

       On November 14, 2002, the Registrant agreed to sell up to 3,100,000 shares of its class A common shares in an underwritten public offering pursuant to a pricing agreement (the "Pricing Agreement") among the Registrant, Sea Containers Ltd., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Lazard Freres & Co. LLC. A copy of the Pricing Agreement is filed as Exhibit 1 to this Form 8-K.

Item 7. Financial Statements and Exhibits.

       (c) Exhibits:

             The exhibits listed below relate to the Registration Statement:

       Exhibit Number                           Description of Exhibit
       --------------                           ----------------------
             1                                  Pricing Agreement dated
                                                November 14, 2002,
                                                among the Registrant, Sea
                                                Containers Ltd.,
                                                MerrillLynch, Pierce, Fenner
                                                & Smith Incorporated and
                                                Lazard Freres & Co. LLC

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               ORIENT-EXPRESS HOTELS LTD.


Date: November 14, 2002                        By:    /s/ Edwing S. Hetherington
                                                   ----------------------------
                                               Name:  Edwin S. Hetherington
                                               Title: Secretary

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Exhibit Index

The following exhibit is filed herewith:

       Exhibit Number                           Description of Exhibit
       --------------                           ----------------------
             1                                  Pricing Agreement dated
                                                November 14, 2002,
                                                among the Registrant, Sea
                                                Containers Ltd.,
                                                MerrillLynch, Pierce, Fenner
                                                & Smith Incorporated and
                                                Lazard Freres & Co. LLC